SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         TII Network Technologies, Inc.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)     Title of each class of securities to which transaction applies:

       2)     Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

       2)     Form, Schedule or Registration Statement No.:

       3)     Filing Party:

       4)     Date Filed:

                         TII NETWORK TECHNOLOGIES, INC.
                                1385 AKRON STREET
                            COPIAGUE, NEW YORK 11726

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 1, 2005

                               ------------------

To the Stockholders of
TII Network Technologies, Inc.:

         NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of TII Network Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Danfords Inn, 25 East Broadway, Port Jefferson, New York, on Thursday, December 1, 2005 at 1:00 p.m., New York time, at which the following matters are to be presented for consideration:

        1.     The  election of three Class II directors to serve until the 2008
               Annual  Meeting  of  Stockholders   and  until  their  respective
               successors are elected and qualified;

        2.     A proposal to approve the Company's  2005 Employee Stock Purchase
               Plan;

        3. A proposal to permit directors to accept shares of Common Stock of the Company in lieu of annual directors' fees;

        4. A proposal to amend the Company's 1998 Stock Option Plan to increase the number of shares of Common Stock subject thereto from 2,500,000 to 3,000,000;

        5. A proposal to amend the Company's 2003 Non-Employee Director Stock Option Plan to increase the number of shares subject to options to be granted thereunder annually;

        6. A proposal to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006; and

        7. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

       The close of business on October 14, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                                    Virginia M. Hall,
                                                    Secretary
October 24, 2005

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

                         TII NETWORK TECHNOLOGIES, INC.
                                1385 AKRON STREET
                            COPIAGUE, NEW YORK 11726

                              --------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 1, 2005

                            ------------------------

         This Proxy Statement, to be mailed to stockholders of TII Network Technologies, Inc., a Delaware corporation (the "Company"), on or about October 25, 2005, is furnished in connection with the solicitation of proxies by the Board of Directors of the Company ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, December 1, 2005 at 1:00 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the Danfords Inn, 25 East Broadway, Port Jefferson, New York.

         The close of business on October 14, 2005 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding 12,276,546 shares of the Company's Common Stock ("Common Stock").

         Stockholders in whose name shares are registered may vote by proxy or in person at the Meeting. To vote by mail, appropriately mark and sign the accompanying Proxy and return it in the enclosed envelope which requires no postage if mailed in the United States. If a stockholder's Common Stock is held in "street name" (that is, whose shares are held by, and registered in the name of, a broker or other nominee), that institution is the record owner of those shares and entitled to vote them. Those stockholders will receive instructions from, or on behalf of, that institution describing the procedures for advising the institution how to vote those shares. Stockholders whose shares are held in street name who wish to vote at the Meeting will need to obtain a separate proxy form from the institution that holds their shares.

         Proxies properly and timely received will be voted in accordance with the specifications made or, in the absence of specification, for all nominees named herein to serve as directors and for proposals 2, 3, 4, 5 and 6 set forth on the accompanying Notice of Meeting and described in this Proxy Statement. The Board of Directors does not intend to bring before the Meeting any matter other than those specified in the accompanying Notice of Meeting and described in this Proxy Statement, and has not received notice of, and is not aware of, any other matters that are to be presented by stockholders for action at the Meeting. If, however, any other matters or motions come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting. Any Proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby (a) by a written notice of revocation received by the Secretary of the Company at 1385 Akron Street, Copiague, New York 11726 prior to the Meeting or in person at the Meeting, (b) by receipt of a duly executed Proxy bearing a later date at the foregoing address or at the Meeting or (c) by voting in person at the Meeting.

         Brokers that are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds in street name but as to which the broker has received no voting direction from the beneficial owner only respect to non-contested elections of directors, the selection of the Company's independent registered public accounting firm and certain other matters considered to be "routine" matters. New York Stock Exchange rules do not permit brokers to vote, without instruction from the beneficial owners of the shares, with respect to proposals not considered "routine." If a broker, nominee or other fiduciary holding shares in street name votes some, but not all, of the shares held by it as record owner for one or more beneficial owners of shares on one or more matters, the shares not voted by it on other matters are called "broker non-votes."

         The presence, in person or represented by proxy, of a majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

         Each outstanding share of Common Stock on the Record Date is entitled to one vote on each matter to be voted on at the Meeting. A plurality (that is, the three persons receiving the highest number of affirmative votes cast) of the vote of shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of Class II directors (Proposal 1). The affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required to approve the Company's 2005 Employee Stock Purchase Plan (Proposal
2), permit directors to accept shares of Common Stock in lieu of annual directors' fees (Proposal 3), amend the Company's 1998 Stock Option Plan (Proposal 4), amend the Company's 2003 Non-Employee Director Stock Option Plan (Proposal 5) and ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending June 30, 2006 (Proposal 6).

         Shares represented by Proxies that are marked "withhold authority" for the election of one or more director nominees will not be counted as a vote cast for those persons (Proposal 1). Abstentions are considered as shares present and voted on the subject matter and, therefore, to the extent a vote requires approval by a majority of shares present in person or represented by proxy and entitled to vote (all proposals other than Proposal 1), abstentions will have the effect of a negative vote thereon. Brokers may vote shares without instruction from the beneficial owners of the shares with respect to the election of directors (Proposal 1) and with respect to Proposals 5 and 6. Proposals 2, 3 and 4 are not considered "routine" and, therefore, brokers which are members of the New York Stock Exchange are not permitted to vote on Proposals 2, 3 or 4 without instructions from the beneficial owners of those shares. Shares that are not voted by brokers on those Proposals but that are voted on another Proposal will be "broker non-votes." Under Delaware law, broker non-votes are considered "not entitled to vote" on the subject matter thereof and will have no effect on the outcome on the election of directors (Proposal 1) or any matter that requires approval by a majority of shares present in person or by proxy and entitled to vote thereon (e.g., Proposals 2, 3, 4, 5 and 6). While the Company knows of no other matters to be brought before the Meeting, should any other matter be brought before the Meeting that requires the vote of a majority of all outstanding shares of Common Stock, broker non-votes, as well as abstentions, will have the effect of a negative vote on that matter.

                          SECURITY HOLDINGS OF CERTAIN
                      STOCKHOLDERS, MANAGEMENT AND NOMINEES

         The following table sets forth information, as of the Record Date, except as noted below, with respect to the beneficial ownership of the Company's Common Stock by (i) each person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee to serve as a director of the Company,
(iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation," below, and (iv) all executive officers and directors of the Company as a group:

                                                  SHARES           PERCENT OF
BENEFICIAL OWNER (1)                             OWNED (2)          CLASS (3)
--------------------                             ---------          ---------
Alfred J. Roach                                  1,161,240(4)           9.1%
1385 Akron Street
Copiague, NY 11726

Timothy J. Roach                                 1,180,313(5)           9.1%
1385 Akron Street
Copiague, NY 11726

C. Bruce Barksdale                                 181,920(6)           1.5%
Mark T. Bradshaw                                    65,000(7)           *
Lawrence M. Fodrowski                               89,000(7)           *
R. Dave Garwood                                    243,285(8)           2.0%
James R. Grover, Jr.                               168,600(9)           1.4%
Joseph C. Hogan                                    131,330(10)          1.1%
Charles H. House                                    83,200(11)          *
Kenneth A. Paladino                                254,000(12)          2.0%
Virginia M. Hall                                   228,500(13)          1.8%
Nisar A. Chaudhry                                  157,700(14)          1.3%
All executive officers and directors             3,944,088(15)         26.8%
   as a group (12 persons)
----------------------

(1) The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

(2) Includes shares subject to stock options only to the extent exercisable on or within 60 days after the Record Date.

(3) Asterisk indicates that the percentage is less than one percent. Percent of Class assumes the issuance of Common Stock issuable upon the exercise of options (to the extent exercisable on or within 60 days after the Record Date) held by such person but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.

(4) Includes 450,000 shares subject to options held under the Company's stock option plans. Excludes 51,744 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which shares Mr. Roach disclaims beneficial ownership).


(5) Includes 1,168 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which Mr. Roach disclaims beneficial ownership) and 644,100 shares subject to options held under the Company's stock option plans.

(6) Includes 174,000 shares subject to options held under the Company's stock option plans.

(7) Represents shares subject to options held under the Company's stock option plans.

(8) Includes 177,000 shares subject to options held under the Company's stock option plans.

(9) Includes 165,000 shares subject to options held under the Company's stock option plans.

(10) Includes 131,250 shares subject to options held under the Company's stock option plans.

(11) Includes 8,200 shares owned jointly by Mr. House and his wife, and 40,000 shares subject to options held under the Company's stock option plans.

(12) Includes 224,000 shares subject to options held under a Company stock option plan.

(13) Includes 223,500 shares subject to options held under the Company's stock option plans.

(14) Includes 70,500 shares subject to options held under a Company stock option plan.

(15) Includes 2,453,350 shares subject to options held by executive officers and directors under the Company's stock option plans.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. These classes are to be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits. The term of office of Class II directors continues until the Meeting, the term of office of Class III directors continues until the next succeeding annual meeting of stockholders and the term of office of Class I directors continues until the second succeeding annual meeting of stockholders, and, in each case, until their respective successors are elected and qualified. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that meeting.

         The Board of Directors has fixed the size of the Board at nine. Each director was previously elected by the Company's stockholders, except Mark T. Bradshaw and Charles H. House, who were elected by the Board of Directors.

         The terms of Mark T. Bradshaw, James R. Grover, Jr. and Charles H. House, the present Class II directors, will expire at the Meeting. At the Meeting, holders of Common Stock will elect three Class II directors to serve until the 2008 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Mark T. Bradshaw, James R. Grover, Jr. and Charles
H. House to serve as Class II directors (the "nominees").

         In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES

         CLASS II DIRECTORS

         Mark T. Bradshaw, Ph.D., 38, has been a director of the Company since May 2003. Since July 2000, Dr. Bradshaw has been Assistant Professor of Business Administration at Harvard Business School. From June 1995 to June 2000, Dr. Bradshaw attended the University of Michigan Business School performing research and completing his Doctorate Degree. Mr. Bradshaw also holds a Bachelor of Business Administration degree and a Masters in Accounting degree from the University of Georgia. Dr. Bradshaw is a certified public accountant in Georgia.

         James R. Grover, Jr., 86, has been a director of the Company since 1978. Mr. Grover has been engaged in the private practice of law since 1974 and was General Counsel to the Company from 1977 until March 2004. Mr. Grover was a member of the United States House of Representatives from 1963 to 1974, after serving as a member of the New York State Assembly from 1957 to 1962.

         Charles H. House, 65, became Chairman of the Board of Directors in September 2005, and has served as a Director of the Company since September 2003. Mr. House presently serves as Director of Societal Impact of Technology at Intel Corporation, a semiconductor chip maker ("Intel"). Mr. House previously served as Executive Vice President of Communications Research of Dialogic Corp., a manufacturer of hardware and software enabling technologies for computer telephony systems ("Dialogic"), which was acquired by Intel in 1999. Mr. House joined Dialogic in December 1995 as President of its wholly owned subsidiary, Spectron MicroSystems, Inc., which developed software for digital signal processing operating systems. Mr. House served as a director from July 1998 until July 2003, and Chairman from January 2001 until June 2003, of Applied Microsystems Corporation, when that company was dissolved following the sale of certain operations to Motorola, Inc. Mr. House holds a Bachelor of Science degree in Solid-State Physics from California Institute of Technology, a Masters in Sciences degree in Electronics Engineering from Stanford University, a Masters in Arts degree in the History of Science and Technology from the University of Colorado and a Masters in Business Administration degree in Strategic Studies from the University of California at San Diego.

BACKGROUND OF DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE MEETING

         CLASS I DIRECTORS

         C. Bruce Barksdale, 74, was Vice President of the Company from August 1971 until December 1999 and thereafter was a consultant to the Company until April 2002. Since that time, Mr. Barksdale has been retired. He has been a director of the Company since 1974. Mr. Barksdale holds a Bachelor of Science degree in Electrical Engineering from the University of South Carolina.

         R. Dave Garwood, 63, has been a director of the Company since August 2000. Mr. Garwood is President of R. D. Garwood, Inc., an education and consulting company founded by him in 1974, specializing in supply chain management and the performance of operational audits and due diligence work for investment firms. Mr. Garwood holds a Bachelor of Science degree in Mechanical Engineering from Purdue University.

         Joseph C. Hogan, Ph.D., 83, has been a director of the Company since January 1974. Dr. Hogan served as Dean of the College of Engineering of the University of Notre Dame from 1967 to 1981, following which he performed various services for the University of Notre Dame until 1985, where he remains Dean Emeritus. From 1985 until his retirement in 1987, Dr. Hogan was a Director of Engineering Research and Resource Development at Georgia Institute of Technology. He is past President of the American Society of Engineering Education.

         CLASS III DIRECTORS

         Alfred J. Roach, 90, became Chairman Emeritus of the Board of Directors in September 2005. Mr. Roach has been Chairman of the Board of Directors and a director of the Company and its predecessor since its founding in 1964, served as Chairman of the Board of Directors from the Company's founding until September 2005 and was Chief Executive Officer of the Company from the Company's founding until January 1995. From September 1983 until September 2002, when it filed a petition under the federal Bankruptcy Code, Mr. Roach also served as Chairman of the Board of Directors and a director of American Biogenetic Sciences, Inc., a biotechnology research company ("ABS").

         Timothy J. Roach, 58, has served the Company in various capacities since December 1973. He has been President of the Company since July 1980, Chief Executive Officer since January 1995, Vice Chairman of the Board since October 1993 and a director since January 1978. Mr. Roach served as Chief Operating Officer of the Company from May 1987 until January 1998. Mr. Roach served as Treasurer, Secretary and a director of ABS from September 1983 until September 2002, when ABS filed a petition under the federal Bankruptcy Code. Mr. Roach was a Captain in the United States Air Force for four years prior to joining the Company and is a graduate of Harvard University's Business School Program for Management Development.

         Lawrence M. Fodrowski, 57, has been a director of the Company since October 2001. Since May 2004, Mr. Fodrowski has served as Vice President Finance and Administration and Chief Financial Officer of Hylan Group, Inc., a company that provides custom solutions for data communications and electrical installations. From July 2002 until May 2004, Mr. Fodrowski was an independent financial consultant. From January 2001 until July 2002, Mr. Fodrowski was Chief Financial Officer of Gisbert McDonnell Construction, Inc. ("Gisbert McDonnell"), a construction management firm. From January 1976 until he joined Gisbert McDonnell, Mr. Fodrowski was Vice President, Chief Financial Officer and a director of LNR Communications, Inc. ("LNR"), a satellite communications equipment manufacturer. Prior to joining LNR, he was a Supervising Senior Accountant with KPMG Peat Marwick LLP (predecessor to KPMG LLP) for five years. Mr. Fodrowski holds a Bachelor of Science degree in Accounting from Fordham University and is a certified public accountant in New York.

         Alfred J. Roach is the father of Timothy J. Roach. There are no other family relationships among the Company's directors or executive officers.

DIRECTORS' INDEPENDENCE

         The Board of Directors has determined that C. Bruce Barksdale, Mark T. Bradshaw, Lawrence M. Fodrowski, R. Dave Garwood, Joseph C. Hogan and Charles H. House (constituting a majority of the Board of Directors) are "independent directors" pursuant to listing standards of Nasdaq. The Company's Common Stock is listed for trading on the SmallCap Market of Nasdaq. In reaching its conclusion, the Board determined that these individuals do not have a relationship with the Company that, in the Board's opinion, would interfere with their exercise of independent judgment in carrying out the responsibilities of a director, and do not have any of the specific relationships set forth in Marketplace Rules of Nasdaq that would disqualify any of them from being considered an independent director.

MEETINGS OF THE BOARD OF DIRECTORS

         During the Company's fiscal year ended June 24, 2005, the Company's Board of Directors held five meetings and acted by unanimous written consent on four occasions following informal discussions. Each incumbent director attended at least 75% of the aggregate number of Board of Directors meetings and meetings of all committees of the Board on which such director served that were held during fiscal 2005.

         It is the Company's policy that, absent extenuating circumstances, all members of the Board of Directors attend meetings of stockholders. Eight members of the Board attended the Company's 2004 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD

         The Board of Directors has an Audit Committee, Compensation Committee, Nominating Committee and Executive Advisory Committee.

         The Audit Committee presently consists of Messrs. Lawrence M. Fodrowski (Chairperson), Mark T. Bradshaw, R. Dave Garwood and Joseph C. Hogan, each of whom meets the independence requirements for audit committee members under the Nasdaq listing standards and Rule 10A-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Charles H. House, who became a consultant to the Company in September 2005, also served on the Committee during fiscal 2005. The Board of Directors has determined that Mr. Fodrowski is an audit committee financial expert, within the meaning of the rules and regulations of the Securities and Exchange Commission. The primary function of the Audit Committee is to oversee the accounting and financial processes of the Company and its subsidiaries and the audits of the financial statement of the Company, the Company's systems of internal control over financial reporting, accounting, legal compliance and ethics that management and the Board has established, and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is also responsible for the appointment, compensation, retention and oversight of the Company's registered independent public accountants, and pre-approves all audit and permissible non-audit services to be provided by the Company's independent public accountants. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors. A copy of the Audit Committee's charter was most recently published in the Company's proxy statement for its 2004 Annual Meeting of Stockholders. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met on seven occasions during the fiscal year ended June 24, 2005.

         The present members of the Compensation Committee are R. Dave Garwood (Chairperson), Mark T. Bradshaw, Lawrence M. Fodrowski, Joseph C. Hogan and Charles H. House, each of whom meets the independence requirements for compensation committee members under the listing standards of Nasdaq. The Compensation Committee is authorized to consider and recommend to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the executive officers of the Company; grant options under the Company's present and future employee stock option plans; examine and make recommendations to the full Board of Directors with respect to other employee benefit plans and arrangements of the Company and its subsidiaries; and report to the Board periodically with respect to such matters. A report of the Compensation Committee appears under the caption "Report of Compensation Committee Concerning Executive Compensation," below. The Compensation Committee met on three occasions, and acted by unanimous written consent on six occasions following informal discussions, during the Company's fiscal year ended June 24, 2005.

         The Nominating Committee of the Board of Directors presently consists of Messrs. Joseph C. Hogan (Chairperson), C. Bruce Barksdale and Lawrence M. Fodrowski, each of whom meets the independence requirements for nominating committee  members  under  the  listing  standards  of  Nasdaq.  The  Nominating
Committee is responsible for identifying qualified Board candidates and recommending their nomination for election to the Board, including recommending a slate of nominees for election to the Board at each annual meeting of stockholders. The Committee is also responsible to review executive succession and processes to assure a smooth and orderly Chief Executive Officer transition when the need arises. The specific functions and responsibility of Nominating Committee are set forth in the written charter of the Nominating Committee adopted by the Board of Directors. A copy of the Nominating Committee's charter was most recently published in the Company's proxy statement for its 2004 Annual Meeting of Stockholders. The Nominating Committee met on one occasion during the fiscal year ended June 24, 2005.

         The Executive Advisory Committee of the Board of Directors presently consists of Messrs. Charles H. House (chairperson), R. Dave Garwood, Joseph C. Hogan and Timothy J. Roach. The Executive Advisory Committee assists management of the Company in, among other things, analyzing and evaluating the Company's business, operations and financial position, developing business and operating plans and strategies, analyzing potential acquisitions and dispositions and growth vehicles, the Company's capital structure and financing alternatives, and providing advice to facilitate the Company's growth. This Committee was formed in October 2005 and, therefore, did not meet during the Company's fiscal year ended June 24, 2005.

DIRECTOR NOMINATION PROCESS

         The  Company's   Nominating   Committee,   consisting   exclusively  of
independent directors under the listing standards of Nasdaq, recommends to the full Board nominees to serve as directors of the Company.

         While the Committee will consider nominees recommended by stockholders, the Company's Board of Directors presently consists of nine members, the maximum number of directors permitted under the Company's Restated Certificate of Incorporation. Accordingly, the Nominating Committee does not intend to actively solicit recommendations from stockholders or others unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election or (iii) the Board does not intend to recommend the nomination of a sitting director for re-election. The Committee has not in the past retained or paid any third party to assist in identifying and evaluating nominees. Although the Committee has not established specific minimum qualifications, or specific qualities or skills for prospective nominees, the Committee will consider, among other things a potential nominee's financial and business experience, educational background, understanding of the Company's business and industry, skills that would complement rather than duplicate skills of existing Board members, demonstrated ability in his or her professional field, integrity and reputation, willingness to work productively with members of the Board and represent the interests of stockholders as a whole, and time availability to perform the duties of a director, as well as the then current size and composition of the Committee. No weight is assigned to any of the factors and the Committee may change its emphasis on certain of these factors from time to time in light of the needs of the Company at the time. The Committee will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board and, in addition, in the case of incumbent directors, the director's past attendance at, and participation in, Board meetings and his or her overall contributions to the Board. Evaluations of candidates are expected to involve a review of background material supporting the criteria described above, internal discussions within the Nominating Committee and interviews with a candidate as appropriate. Upon selection of a qualified candidate, the Nominating Committee would recommend a candidate for consideration by the full Board.

         A stockholder seeking to recommend a prospective nominee should submit the recommendation to the Committee in the manner described under "Stockholder Communications with Directors," below, and within the time frame described in the third sentence under the caption "Miscellaneous - Stockholder Proposals," below. The recommendation should include, in addition to the name and business or residence address of the nominee, the written consent of the person being recommended to being named as a nominee in the Company's proxy statement relating to the stockholder vote on his or her election and to serving as a director if elected. The recommendation must also include all information that would be required to be disclosed concerning such nominee in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, including, but not limited to, the information required by Items 103, 401, 403 and 404 of Regulation S-K of the Securities and Exchange Commission. In addition, the stockholder recommending the proposed nominee must provide the recommending stockholder's name, address and number of shares of the Company's Common Stock owned by such stockholder as they appear on the Company's stockholder records and the length of time the shares have been owned by the recommending stockholder (or, if held in "street name," a written statement from the record holder of the shares confirming the information concerning such stock ownership of the recommending stockholder) and whether the recommendation is being made with or on behalf of one or more other stockholders (and, if so, similar information with respect to each other stockholder with or on behalf of whom the recommendation is being made). The address to which recommendation should be sent is Nominating Committee of the Board of Directors, TII Network Technologies, Inc., 1385 Akron Street, Copiague, N.Y. 11726,
Attention: Secretary. While the Committee makes recommendations for director nominations, final approval rests with the full Board.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Stockholders may communicate directly with the Board or one or more specific directors by sending a written communication to: Board of Directors or a specific director, c/o the Company's Secretary, TII Network Technologies, Inc., 1385 Akron Street, Copiague, NY 11726. The Company's Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) related solely to complaints by users of the Company's products that are ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company's business, industry, management, the Board or a Board committee. The Secretary will make all communications not specifically addressed to any one director available to each member of the Board at the Board's next regularly scheduled meeting.

CODES OF BUSINESS CONDUCT AND ETHICS

         The Company has adopted a Code of Business Ethics and Conduct that applies to all of its directors, officers and employees, which is supplemented by a Code of Ethics for Senior Financial Officers that additionally applies to its Chief Executive Officer and senior financial officers. Copies of these codes are available on the Company's website at www.tiinettech.com by clicking on "investors relations" and then clicking on the applicable code.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Audit Committee is responsible for overseeing the Company's accounting, auditing and financial reporting practices, and the Company's independent registered public accounting firm has the responsibility for examining the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In fulfilling its oversight responsibility with respect to the Company's year ended June 24, 2005, the Audit Committee:

          o Reviewed and discussed the audited financial statements for the fiscal year ended June 24, 2005 with management and KPMG LLP ("KPMG"), the Company's independent registered public accounting firm;

          o Discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

          o Received the written disclosures and the letter from KPMG regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed KPMG's independence with KPMG and considered whether the provision of non-audit services rendered by KPMG was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Ratification of the Selection of Independent Registered Public Accounting Firm," below).

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended June 24, 2005 be included in the Company's Annual Report on Form 10-K filed with the SEC for that year.

                                Respectfully,

             Lawrence M. Fodrowski              R. Dave Garwood
             Mark T. Bradshaw                   Joseph C. Hogan

EXECUTIVE OFFICERS

         In addition to Alfred J. Roach and Timothy J. Roach, the following are executive officers of the Company:

         Kenneth A. Paladino, 48, has been Vice President-Finance and Chief Financial Officer of the Company since September 2000, Treasurer since June 2001, and Chief Operating Officer since December 2004. From February 2000 until he joined the Company, Mr. Paladino was an independent consultant. Prior thereto, Mr. Paladino served as Chief Financial Officer from 1995 until February 2000, and for six years prior thereto as Corporate Controller, of EDO
Corporation, a designer and manufacturer of advanced electronic and electro-mechanical systems. Mr. Paladino holds a Bachelor of Science degree in Accounting from Villanova University and is a Certified Public Accountant in New York.

         Virginia M. Hall, 52, has served the Company in various capacities since February 1976, serving as Vice President-Administration since December 1993, Vice-President-Contract Administration since September 1990 and Secretary since September 2002.

         Nisar A. Chaudhry, 59, has been Vice President-Electrical Engineering since March 1999, and Chief Technology Officer since December 2001, of the
Company. Prior thereto, Mr. Chaudhry served the Company as Director of Electrical Engineering from July 1995 until March 1999 and a Senior Engineer from July 1989 until July 1995. Prior to joining the Company, Mr. Chaudhry served as Senior Engineer of Bradley Telcom Corporation, a designer and manufacturer of telephone test equipment, from 1980 until July 1989. Mr. Chaudhry holds a Masters in Physics from University of Punjab, Pakistan, and a Masters in Business Administration and a Masters of Electrical Engineering degrees from Fairleigh Dickinson University.

         Officers hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board. See "Executive Compensation - Employment Agreement" for information concerning the Company's Employment Agreement with Timothy J. Roach.

REQUIRED VOTE

         A plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of directors will elect directors.

         The Board of Directors recommends that stockholders vote FOR Mark T. Bradshaw, James R. Grover, Jr. and Charles H. House to serve as Class II directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, for the Company's three fiscal years ended June 24, 2005, information concerning the compensation paid by the Company to Timothy J. Roach, the Company's Chief Executive Officer, and the Company's other executive officers serving at the end of fiscal 2005 (the "Named Executive Officers"):

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                 ANNUAL COMPENSATION                           AWARD
                                       ------------------------------------------------    --------------
                                                                        OTHER ANNUAL       STOCK OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR        SALARY         BONUS        COMPENSATION(1)          (#)           COMPENSATION(2)
---------------------------  --------  --------------  ------------    ----------------    --------------     ---------------
Timothy J. Roach               2005      $   300,000       42,400       $     --               54,100            $  1,800
    President and Chief        2004          300,000      120,000             --                   --            $ 22,170
    Executive Officer          2003          250,000           --           48,000(3)          80,000            $ 21,970

Kenneth A. Paladino            2005          215,000       30,400             --               39,000               1,400
   Vice President-             2004          215,000       86,000             --                   --               1,300
  Finance, Chief Operating     2003          193,000         --               --               80,000               1,200
  Officer, Chief Financial
  Officer and Treasurer

Alfred J. Roach                2005          150,000         --               --                   --                  --
  Chairman                     2004          150,000         --               --                   --                  --
  of the Board (4)             2003          150,000         --               --                   --                  --

Virginia M. Hall               2005          149,600                          --               27,500                 700
   Vice President              2004          147,000       21,000             --                   --                 700
   -Administration             2003          143,000       58,400             --               50,000                 600
   and Contract                                              --
   Administration and
   Secretary

Nisar A. Chaudhry              2005          147,000       21,000             --               27,500               1,800
 Vice President -              2004          137,700       48,500             --                   --               1,600
  Engineering and Chief        2003          125,000         --               --               50,000               1,400
  Technology Officer

-----------------------------
(1) Perquisites and other personal benefits did not exceed 10% of the total annual salary and bonus for any of the Named Executive Officers in any of such fiscal years, except in the case of Timothy J. Roach in fiscal 2003.

(2) Amounts in fiscal 2005 represent the Company's matching contribution under the Company's 401(k) Savings Plan.

(3) Pursuant to his previous employment agreement with the Company, during fiscal 2003, Mr. Roach received an annual allowance to reimburse him for the cost of maintaining a secondary residence in Puerto Rico, where the Company maintains manufacturing facilities. This allowance ceased effective July 1, 2003.

(4) Alfred J. Roach became Chairman Emeritus on September 14, 2005 and will become a consultant to the Company on November 1, 2005.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted to the Named Executive Officers during the Company's fiscal year ended June 24, 2005:

                                                                                            POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED ANNUAL
                              NUMBER OF        PERCENT OF                                   RATES OF STOCK PRICE
                              SECURITIES     TOTAL OPTIONS                                 APPRECIATION FOR OPTION
                              UNDERLYING       GRANTED TO      EXERCISE                           TERM (2)
                               OPTIONS        EMPLOYEES IN     PRICE PER    EXPIRATION    -------------------------
           NAME                GRANTED        FISCAL YEAR      SHARE (1)     DATE (1)         5%            10%
----------------------      -------------   ---------------    ----------   ----------    ----------    -----------
Timothy J. Roach                54,100           13.3%           $1.485       6/06/15       $50,524     $128,038
Kenneth A. Paladino             39,000            9.6%            1.485       6/06/15       $36,422     $ 92,301
Virginia M. Hall                27,500            6.7%            1.485       6/06/15       $25,682     $ 65,084
Nisar A. Chaudhry               27,500            6.7%            1.485       6/06/15       $25,682     $ 65,084
---------------------

(1) Each option has been fully exercisable since grant at an exercise price equal to the market value of the Company's Common Stock on the date of grant and has a ten year term.

(2) These are hypothetical values using assumed compound growth rates prescribed by the SEC and are not intended to forecast possible future appreciation, if any, in the market price of the Company's Common Stock.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         No options were exercised by any of the Named Executive Officers during the Company's fiscal year ended June 24, 2005. The following table contains information with respect to the unexercised options held at June 25, 2004 by the Named Executive Officers:

                                    NUMBER OF              IN-THE-MONEY VALUE
                               UNEXERCISED OPTIONS           OF UNEXERCISED
                                 HELD AT FISCAL              OPTIONS HELD AT
                                    YEAR-END                 FISCAL YEAR-END
                                  (EXERCISABLE/               (EXERCISABLE/
          NAME                   UNEXERCISABLE)            UNEXERCISABLE) (1)
----------------------       ----------------------     ------------------------
Timothy J. Roach                 644,100/20,000              $120,120/$  7,740
Kenneth A. Paladino              224,000/20,000              $122,800/$ 20,800
Alfred J. Roach                  450,000/20,000              $ 30,960/$  7,740
Virginia M. Hall                 223,500/5,000               $ 60,050/$    700
Nisar A. Chaudhry                120,500/2,000               $ 64,990/$  1,935
---------------------
(1) Represents the closing price of the Company's Common Stock at June 24, 2005 minus the option exercise price, multiplied by the respective number of shares underlying the options.

EMPLOYMENT AGREEMENT

         The Company and Timothy J. Roach entered into a Second Amended and Restated Employment Agreement ("Employment Agreement"), effective as of May 17, 2005, which replaced an Amended and Restated Employment Agreement dated July 1, 2003. The Employment Agreement provides for Mr. Roach to serve as the Company's President and Chief Executive Officer for a term ending June 30, 2006, with automatic one year extensions unless either party gives the other notice of termination at least three months prior to the then scheduled termination date. Under the Employment Agreement, Mr. Roach is entitled to an annual salary of $300,000 per year (unchanged from the prior agreement), subject to increases and bonuses at the discretion of the Board of Directors or Compensation or other authorized Committee of the Board. The Company also is to continue to maintain the medical, dental and disability insurance provided to Mr. Roach at levels and terms no less favorable than in effect on May 17, 2005. In addition to group life insurance under Company programs that Mr. Roach is eligible to participate in, the Company is also to pay the premiums of up to $24,000 per annum on one or more life insurance policies that Mr. Roach may elect to acquire, with Mr. Roach to be the owner of, and to have the right to designate beneficiaries of, such policies. In connection with entering into the Employment Agreement, the Company terminated other life insurance policies it had maintained on the life of Mr. Roach.

         If Mr. Roach's employment is terminated by the Company for any reason, other than death, disability or for cause, or if Mr. Roach terminates his employment for good reason (in general, a change of control of the Company, as defined, a reduction of Mr. Roach's salary or benefits, adverse changes in his powers, duties, position, compensation or benefits or certain changes in the location where his duties are to be performed), he will be entitled to receive, in general, as severance pay, in a lump sum, an amount equal to two times the sum of his annual salary in effect immediately prior to his cessation of employment (or, if greater, two times the highest annual salary rate in effect at any time during the year preceding the date of such termination) and all bonuses paid or payable in respect of the Company's most recent fiscal year ended prior to the date of such termination (or, if greater, the bonus paid in respect of the Company's then current fiscal year or the immediately preceding fiscal year). In addition, during the two-year period following the date of such termination, Mr. Roach would continue to receive the benefits provided for in his Employment Agreement and any additional benefits that may be provided to executive officers or their dependents during such period in accordance with the Company's policies and practices, and any stock options granted to him which had not vested would become vested on the date of such termination and become exercisable for the maximum time allowed for the exercise thereof under the terms of the applicable stock option but for not less than six months. Mr. Roach (or his beneficiaries) will also be entitled to severance equal to one year's annual salary in the event of his death or two years' annual salary in the event of the termination of his employment by reason of his disability (as defined). In the event of termination of Mr. Roach's employment by virtue of an event that entitles him (or his beneficiaries) to severance pay, all outstanding options held by Mr. Roach will fully vest and become exercisable for the maximum time allowed for the exercise thereof under the terms of the applicable stock option but for not less than six months.

         Mr. Roach has agreed, among other things, not to disclose confidential information of the Company and, during the term of the agreement and for a Restricted Period (as described below) thereafter, not to directly or indirectly, engage, participate, invest or have an interest in any business that engages in the manufacture and sale of surge protector devices for the telephone industry or any other activity which is competitive with the Company's business as conducted within twelve months preceding the end of the term of his Employment Agreement. The Restricted Period is one year after the date of termination of Mr. Roach's employment in the case of termination due to disability, for cause (as defined) or Mr. Roach's voluntary termination of employment without good reason or if the term of the Employment Agreement expires based on Mr. Roach's election not to extend the term of the Agreement. The Company may extend the Restricted Period for a second year by paying Mr. Roach 50% of his annual salary in effect immediately prior to his cessation of employment (or, if greater, 50% of the highest annual salary rate in effect at any time during the one-year period preceding the date of termination of his employment). If Mr. Roach terminates his employment for good reason or the Company terminates Mr. Roach's employment for any reason (other than his death, disability, or for cause) or the Employment Agreement expires based on a notice from the Company not to extend the term of the agreement, the Company may elect to invoke a one year Restricted Period by paying Mr. Roach an amount equal to his annual salary in effect immediately prior to his cessation of employment (or, if greater, the highest annual salary rate in effect at any time during the one year period preceding the date of termination of his employment), with the Company having the right to extend the Restricted Period for a second year by paying Mr. Roach 50% of the amount that was payable with respect to the first year of the Restricted Period.

TERMINATION SEVERANCE ARRANGEMENTS

         The Company has entered into agreements with each of Kenneth A. Paladino, Virginia M. Hall and Nisar A. Chaudhry, providing that, in the event the Company should terminate the employment of the Named Executive Officer (other than for cause, as defined, including a breach of his or her confidentiality agreement with the Company, or as a result of his or her death), or if the Named Executive Officer voluntarily terminates his or her employment for good reason (in general, adverse changes in his or her responsibilities or conditions of employment, reductions in compensation or a requirement to relocate his or her principal place of employment by more than 50 miles), the Named Executive Officer will be entitled to at least six months severance pay, the continuation, at the Company's cost, of then existing group medical and other insurance for the Named Executive Officer and his or her family for the six-month period or, if not permitted, the payment of COBRA premium costs during such six month period, and for the acceleration of vesting of all stock options held by the Named Executive Officer and an extension of the exercise period thereof to the fifteenth day of the third month following the date on which, or if later, December 31 of the calendar year in which, the option would otherwise have expired. None of such Named Executive Officers is a party to an employment agreement with the Company.

REMUNERATION OF DIRECTORS

         Non-employee directors currently receive a fee of $1,000 for each meeting of the Board attended in person, members of committees of the Board receive a fee of $500 for each committee meeting attended, and reimbursement for their reasonable travel and other expenses incurred in attending Board and committee meetings, as well as options under the Company's non-employee director stock option plan. Commencing with the organizational meeting of the Board of Directors immediately following the Meeting, each non-employee director is to receive (i) a cash retainer at the rate of $10,000 per annum ($25,000 in the case of the non-executive Chairman of the Board), which shall be payable quarterly, provided that, subject to approval at the Meeting (see Proposal 3, "Proposal to Permit Directors to Accept Shares of Common Stock of the Company in Lieu of Annual Directors' Fees), such non-employee director may, in lieu of such retainer, elect, at or prior to the applicable annual meeting of stockholders, to receive

$11,750 ($29,400 in the case of the non-executive Chairman of the Board) of the Company's Common Stock (valued at the fair market value of the Company's Common Stock on the date of the applicable annual meeting of stockholders of the Company, such fair market value to be determined in the same manner as determined under the Company's 2003 Non-Employee Director Stock Option Plan), which shares shall be subject to forfeiture in the event such non-employee director resigns or is removed for cause preceding the next annual meeting of stockholders of the Company, (ii) a fee of $1,000 for each meeting of the Board attended, (iii) a fee of $500 for each member of the Board's Audit, Compensation and Nominating/Governance Committees (except that the Chairman of those Committees will receive a fee of $1,000) and $1,000 for each member of the Board's new Executive Advisory Committee (except that the Chairman of the Executive Advisory Committee will receive $2,000) for each meeting of the applicable committee attended and (iv) reimbursement for their reasonable travel and other expenses incurred in attending Board and committee meetings.

         The Company's 2003 Non-Employee Director Stock Option Plan (the "2003 Plan") provides that, at the time a person becomes a non-employee director, he or she is granted an option to purchase 24,000 shares of the Company's Common Stock under the 2003 Plan. In addition, the 2003 Plan currently provides that, immediately following each annual meeting of stockholders at which directors are elected, each non-employee director in office immediately following the conclusion of the meeting (whether or not elected at such meeting) is granted an option to purchase 5,000 shares of Common Stock, as well as an option to purchase 5,000 shares for each standing committee of the Board on which the non-employee director will be serving and an option to purchase 2,000 shares for each such committee that the non-employee director will be serving as Chairperson (an "Annual Option"). An individual who becomes a non-employee director for the first time at an annual meeting of stockholders is only granted an option (an "Initial Option") to purchase 24,000 shares of Common Stock and options to purchase 5,000 shares and 2,000 shares with respect to such committee memberships and chairpersonships, respectively, as will pertain to that non-employee director. An employee who ceases that relationship but remains a director is not entitled to an Initial Option. Each option held by non-employee directors under the 2003 Plan is exercisable for a period of ten years following the date of grant (subject to earlier termination at specified times following a non-employee director's cessation of service) at an exercise price equal to 100% of the fair market value on the date of grant of the shares subject thereto. Initial Options vest and become exercisable in twelve equal quarterly installments commencing one year after the date of grant, while Annual Options vest and become exercisable in four equal quarterly installments commencing immediately upon grant. See Proposal 5, "Approval of Amendments to 2003 Non-Employee Director Stock Option Plan," below, for information concerning proposed changes to the Annual Grants.

INCENTIVE BONUS PLAN

         The Company's Board of Directors, upon the recommendation of the Board's Compensation Committee, has adopted a bonus plan for fiscal 2006 covering Kenneth A. Paladino, Virginia M. Hall, Nisar A. Chaudhry and certain other key employees. The bonus plan is designed to provide incentive for performance upon meeting pre-established goals in fiscal 2006. The plan establishes a bonus pool base equal to a percentage of each participant's base salary (which percentage in the case of Timothy J. Roach is 60%, Kenneth A. Paladino is 50%, and Virginia M. Hall and Nisar A. Chaudhry is 30%). The aggregate bonus pool base is then allocated by the Compensation Committee among various targets established by the Committee with varying weights totaling 100% for fiscal 2006. The targets are pre-established levels of consolidated revenues, revenues from emerging market product sales, net income and cash flow, with weights aggregating 80%, and a 20% discretionary factor. The actual bonus pool will be determined by multiplying the bonus pool base established for each target (except the discretionary component) by the percentage by which the target is met (with no bonus included in the pool related to a target unless that target is met at least an 80% level and a maximum of 120% of the bonus pool base if the target is exceeded by 20%). The Compensation Committee will determine the bonus pool for the discretionary component. The Compensation Committee, with input from the Audit Committee may (but need not) make adjustments in determining if a target has been met for, among other things, corporate transactions (such as acquisitions, divestitures and reorganizations), non-budgeted or unusual expenditures, gains or losses caused by strategic decisions and the effects of changes in accounting principles, extraordinary or non-recurring charges and unusual events and other items that were factors in establishing target levels but were not contemplated at the time the targets were established or that may be outside the control of the participants. The maximum amount of the bonus pool may not exceed 25% of the Company's earnings before income taxes and before deducting bonuses payable under the plan. The bonus pool so determined is allocated among plan participants pro rata to the bonus pool base attributable to the respective participants. If a participant voluntarily terminates his or her employment with the Company or if his or her employment is terminated for cause prior to the payment of the bonus, the participant forfeits his or her bonus. Bonuses are pro rated in the event of termination of employment by reason of death or disability or if the Company terminates the participant's employment other than for cause during the Company's fiscal year. Any amounts forfeited or not earned by a participant are not reallocated to other participants.

CONSULTING AGREEMENT WITH DIRECTORS

         On September 14, 2005, the Company entered into Consulting Agreements with Alfred J. Roach, and with Charles H. House.

         The Consulting Agreement with Mr. Roach who, at the time, ceased being Chairman of the Company's Board of Directors, provides for Mr. Roach to make himself available at such reasonable times and periods of time as the Company may request to consult with the Company's executive officers and directors regarding the Company's business and operations, focusing on the sale and marketing of the Company's products. The Consulting Agreement provides for a term to commence on November 1, 2005 (when Mr. Roach will cease being an employee of the Company) and to end on October 31, 2009, subject to earlier termination in the event of Mr. Roach's death or breach of either of his covenants to maintain the confidentiality of confidential information of the Company and not to compete against the Company. For his services, Mr. Roach is to receive (i) a consulting fee of $160,000 per annum, (ii) 5% of net sales that may be generated through his efforts during the term of the Consulting Agreement from potential customers in China, India or Russia or, prior to May 1, 2007, from one potential United States based customer, and (iii) COBRA insurance premiums for eighteen months commencing November 1, 2005.

         The Consulting Agreement with Mr. House provides for Mr. House to consult with the Company in the management/marketing advisory field to assist the Company in, among other things, the analysis, development and implementation
of  a   comprehensive   go-to-market   business
plan for the Company's new multi-service residential gateway product, Service Interface Device ("SID"), for a term of one year. For his services, Mr. House, in lieu of $60,000 cash compensation, elected to receive 35,000 shares of the Company's Common Stock. The closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market on September 13, 2005, the day preceding authorization by the Company's Board of Directors and entering into the Consulting Agreement, was $1.50 per share.

EQUITY COMPENSATION PLANS

         The following table sets forth certain information, as of June 24, 2005, with respect to the Company's equity compensation plans:

                                                                                               NUMBER OF SECURITIES
                               NUMBER OF SECURITIES TO BE           WEIGHTED-AVERAGE          REMAINING AVAILABLE FOR
                                 ISSUED UPON EXERCISE OF           EXERCISE PRICE OF              FUTURE ISSUANCE
                                  OUTSTANDING OPTIONS,            OUTSTANDING OPTIONS,             UNDER EQUITY
        PLAN CATEGORY              WARRANTS AND RIGHTS            WARRANTS AND RIGHTS           COMPENSATION PLANS
-----------------------------  --------------------------        ----------------------       ------------------------
Equity compensation
plans approved by
security holders.............         3,316,850 (a)                     $   1.62                      1,324,450(b)

Equity compensation
plans not approved by
security holders.............               --                               --                              --
                                      -----------                       ---------                    -----------

  Total......................         3,316,850                         $   1.62                      1,324,450
                                      =========                         =========                    ===========

----------------

(a)      Includes  1,060,900,  1,607,950,  542,000 and 106,000 shares subject to options granted under the Company's 1995 Stock Option Plan, which expired as to future grants in September 2005 (the "1995 Plan"), 1998 Stock Option Plan (the "1998 Plan"), 1994 Non-Employee Director Stock Option Plan, which expired as to future grants in September 2004 (the "1994 Plan"), and 2003 Non-Employee Director Stock Option Plan (the "2003 Plan"), respectively.

(b) Includes 51,900 (authority to grant which expired in September 2005) and 878,550 shares available for future grant under the 1995 Plan and 1998 Plan, respectively, to employees and directors of, and consultants to, the Company and 394,000 shares available for grants to non-employee directors under the 2003 Plan. Upon the expiration, cancellation or termination of unexercised options, shares subject to options under a particular plan (except the 1995 Plan) will again be available for the grant of options under that plan.

REPORT OF COMPENSATION COMMITTEE
CONCERNING EXECUTIVE COMPENSATION

         The following report is submitted by the Compensation Committee of the Board of Directors which, among other things, considers and recommends to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the Company's executive officers. The full Board of Directors and the Compensation Committee have authority to grant stock options under the Company's 1998 Stock Option Plan.

         The Compensation Committee has viewed salaries for the Company's executive officers as a means of providing basic compensation at levels sufficient to attract and retain qualified executives. Levels of base salary have been, subject to the requirements of any employment agreement between the Company and the executive officer, determined on a subjective basis in light of the executive's level of responsibility, performance and expertise, as well as prevailing economic conditions, the Company's performance and competitive factors.

         Bonuses have been to provide short-term incentive and to reward the executive's personal performance and contribution to the Company's recent overall performance or as an inducement to join the Company. See "Executive Compensation - Summary Compensation Table," above. Bonuses for fiscal 2005 were discretionary and determined by the Committee following a review of each executive officer's performance during the year. For fiscal 2006, the Compensation Committee recommended to the full Board, and the Board approved, an Incentive Bonus Plan, in which bonuses are to be paid to the Named Executive
Officers and certain other key employees based on the extent to which pre-established financial targets are achieved and includes a 20% discretionary component factor. The Committee is to determine the amount of bonus with respect to the discretionary factor. The bonus pool earned thereunder will be shared among the Plan participants. The plan is described in greater detail under the caption "Executive Compensation - Incentive Bonus Plan," above.

         The Compensation Committee has considered options a useful means of enabling the Company to provide long-term incentive to executives in a manner that enables the Company to conserve cash for operations and growth while tying the executive's interest to the interests of stockholders through stock ownership and potential stock ownership. Option grants have been based upon the executive's performance and expected contribution to the long-term goals of the Company. See "Executive Compensation - Option Grants in Last Fiscal Year," above. In September 2005, in light of his added responsibilities, the Committee determined to grant Kenneth A. Paladino, the Company's Chief Operating Officer and Chief Financial Officer, an additional option to purchase 150,000 shares of the Company's Common Stock. All such options granted were granted pursuant to the Company's 1998 Stock Option Plan and are exercisable at a price of 100% of the market value of the Company's Common Stock on the date the options were granted. Except for the option granted to Mr. Paladino in September 2005, which is exercisable in five equal annual installments commencing one year after grant, the options are exercisable in full commencing on the date of grant.

         The Committee, on behalf of the Company, negotiated a Second Amended and Restated Employment Agreement with Timothy J. Roach, the Company's President and Chief Executive Officer, which became effective May 17, 2005. See "Employment Agreements," above, for a description of Mr. Roach's Amended and Restated Employment Agreement.

         Mr. Roach's base salary for 2006 under the new Employment Agreement is the same as it has been since the beginning of fiscal 2004. His base salary is subject to increases and he may receive bonuses at the discretion of the Board of Directors, the Compensation Committee or other authorized committee of the Board. Mr. Roach's bonus for fiscal 2005 was discretionary, with the Committee giving effect to Mr. Roach's efforts in obtaining the renewal of a significant contract for the Company, as well as his and the Company's overall performance. The stock option granted to Mr. Roach in fiscal 2005 was determined utilizing the same criteria as used for other executive officers of the Company.

         Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), precludes a public company from taking a Federal income tax deduction for annual compensation paid to its chief executive officer or any of its four other most highly compensated executive officers in excess of
$1,000,000 for any such person. Certain "performance based compensation" is excluded from the deduction limitation. Cash compensation being paid by the Company has not, and is not expected to, reach the threshold at which the deduction limitation would be imposed. The Company's stock option plans have been structured in a manner to enable any amount which is considered compensation as a result of the exercise of stock options or the disposition of the shares underlying an exercised option to be excluded from the deduction limitation. The short term bonus arrangements discussed above and for fiscal 2006 discussed under "Executive Compensation - Incentive Bonus Plan," above, were not stockholder approved and do not meet certain other conditions necessary for them to be "performance based compensation." Therefore, the bonus like base salary, is excluded for the Section 162(m) deduction limitation. Since no executive officer received compensation in excess of $1,000,000 in fiscal 2005, all executive officers' officer compensation was deductible. Even if each target established for the fiscal 2006 bonus pool is achieved at the highest level, it is not expected that any of the executive officers will receive excluded compensation in excess of $1,000,000 and should not affect the Company's ability to deduct items treated as compensation for Federal income tax purposes.

                             Respectfully submitted,

             R. Dave Garwood            Joseph C. Hogan
             Lawrence M. Fodrowski      Charles H. House
             Mark T. Bradshaw

PERFORMANCE GRAPH

         The following graph compares the cumulative return to holders of the Company's Common Stock for the five years ended June 30, 2005 with (i) the Nasdaq Stock Market-US Index and (ii) the Nasdaq Telecommunications Index. The comparison assumes $100 was invested on June 30, 2000 in the Company's Common Stock and in each of the comparison groups and assumes reinvestment of dividends (the Company paid no dividends during the periods):

[GRAPH OMITTED]

-----------------------------------------------------------------------------------------------------------
                                          Cumulative Total Return As of

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                               6/00       6/01       6/02       6/03       6/04       6/05
-----------------------------------------------------------------------------------------------------------
TII Network Technologies, Inc.                 $100     $50.82    $ 19.76    $ 20.24    $ 72.00    $ 69.65
-----------------------------------------------------------------------------------------------------------
Nasdaq Stock Market-US Index                   $100     $55.64    $ 38.73    $ 43.17    $ 54.44    $ 54.80
-----------------------------------------------------------------------------------------------------------
Nasdaq Telecommunications Index                $100     $48.04    $ 21.33    $ 28.08    $ 29.32    $ 35.33
-----------------------------------------------------------------------------------------------------------

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to timely file initial statements of stock ownership and statements of changes of beneficial ownership with the SEC and furnish copies of those statements to the Company. Based solely on a review of the copies of the statements furnished to the Company to date, or written representations that no statements were required, the Company believes that all statements required to be filed by such persons with respect to the Company's fiscal year ended June 24, 2005 were timely filed.

                                   PROPOSAL 2

                  APPROVAL OF 2005 EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has adopted, and recommends that the stockholders of the Company approve, the Company's 2005 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and to provide eligible employees of the Company with an opportunity to invest in the Company through purchases of the Company's Common Stock at a discount through payroll deductions. The following summary of the Stock Purchase Plan is qualified in its entirety by reference to the complete text of the Stock Purchase Plan which is set forth in Appendix A to this Proxy Statement.

         Eligibility. All employees of the Company and its designated subsidiaries (including officers) who have been continuously employed by the Company for at least 90 days and whose customary employment is for more than five months in any calendar year and more than 20 hours per week are eligible to participate in the Stock Purchase Plan. Non-employee directors and 5% shareholders (determined under applicable provisions of the Code) of the Company are not eligible. As of October 1, 2005, approximately 88 employees of the Company were eligible to participate in the Stock Purchase Plan.

         Administration. The Stock Purchase Plan will be administered by the Board of Directors or the Compensation Committee or other committee designated by the Board, which will have the authority to administer the plan and to resolve all questions relating to the administration of the Stock Purchase Plan.

         Stock Subject to Stock Purchase Plan. An aggregate of 200,000 shares of Common Stock of the Company will be reserved for issuance under the Stock Purchase Plan and available for purchase, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Company's Common Stock or capital structure.

         Purchase Periods. The Stock Purchase Plan designates purchase periods and exercise dates. Purchase periods are generally successive periods of six months that begin on each January 1 and July 1. However, in order to effectuate procedural requirements, the first purchase period may not begin until sometime during the first quarter of fiscal 2006 and end on June 30, 2006. Thereafter, purchase periods will begin on each July 1 and January 1.

         Purchase Price. On the first day of each purchase period, a participating employee is granted a purchase right, which is a form of option, to be automatically exercised on the last day of the purchase period (the "exercise date"). During a purchase period, deductions are to be made from the pay of participants in accordance with their authorizations and credited to their accounts under the Stock Purchase Plan. However, a participant may withdraw all, but not less than all, of the payroll deductions credited to his or her account and not yet used to exercise his or her option at any time by giving notice to the Company. When the purchase right is exercised, the participant's withheld salary (unless previously withdrawn) is used to purchase shares of the Company's Common Stock. The price per share at which shares may be purchased under the

Stock Purchase Plan during any purchase period is the lesser of: (a) 85% of the fair market value of the Company's Common Stock on the date of the grant of the option (i.e., the first day of the purchase period), or (b) 85% of the fair market value of the Company's Common Stock on the exercise date (i.e., the last day of the purchase period).

         Payment of Purchase Price; Payroll Deductions. Payroll deductions, which are made on an after-tax basis, may range from 1% to 10% (in whole percentage increments) of a participant's regular base pay. However, a participant may not in any calendar year, make purchases to exceed the lesser of 10% of his or her base compensation or $10,000 of Common Stock at their Fair Market Value (determined at the first day of the purchase period). Participants may not make direct cash payments to their accounts. The maximum number of shares of Common Stock that any employee may purchase under the Stock Purchase Plan during any semi-annual purchase period is 2,500 shares.

         Federal Income Tax Treatment. The following is a general summary of the federal income tax consequences under current law of the Stock Purchase Plan. This discussion does not cover the state or local income or other tax consequences of the Stock Purchase Plan.

         The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan," within the meaning of Section 423 of the Code. Under a plan which so qualifies, a participant recognizes no taxable income upon either the grant or the exercise of the purchase rights. The participant will not recognize taxable income until there is a sale or other disposition of the shares acquired under the Stock Purchase Plan or in the event the participant should die while still owning the purchased shares.

         The tax treatment of a sale or disposition of shares acquired under the Stock Purchase Plan will depend on whether the "holding period" requirements are satisfied. Generally, these requirements are satisfied if a participant does not sell or dispose of shares acquired in a given purchase period within two years after the beginning of such period or within one year after the end of such period.

         If a participant sells or disposes of shares after the holding period requirements are satisfied with respect to such shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of: (1) the fair market value of such shares on the sale or disposition date minus the purchase price or (2) 15% of the fair market value of such shares on the first day of the purchase period in which they were acquired. Any additional gain or loss upon the disposition will be taxed as a long-term capital gain or loss.

         However, if a participant sells or disposes of shares before the holding period requirements are satisfied with respect to such shares, then the participant will recognize ordinary income at the time of such sale or disposition generally equal to the fair market value of such shares on the last day of the purchase period in which they were acquired minus the purchase price. Any additional gain or loss on such sale or disposition will be treated as long-term or short-term capital loss, depending on the participant's holding period.

         If the participant owns shares acquired under the Stock Purchase Plan at the time of death, then, regardless of whether the holding period requirements are satisfied, the amount of ordinary income equals the lesser of: (1) the fair market value of such shares on the date of death minus the purchase price or (2) 15% of the fair market value of such shares on the first day of the purchase period in which they were acquired.

         The Company is not allowed any deductions upon either the grant or exercise of the purchase rights. If the holding period requirements are not satisfied with respect to the sale or disposition of any shares acquired under the Stock Purchase Plan, then the Company will be entitled to a tax deduction in the year of such sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. In all other cases, the Company is entitled to no deduction.

NEW PLAN BENEFITS

         The Stock Purchase Plan is new. No purchases have been made under the Stock Purchase Plan since its adoption by the Board of Directors as stockholder approval is required in order to implement the Stock Purchase Plan. Participation in the Stock Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deduction. Accordingly, future purchases under the Stock Purchase Plan, and amounts that would have been allocated under the Stock Purchase Plan if the Plan had been in effect during fiscal 2005, are not determinable.

EQUITY COMPENSATION PLANS

         Information with respect to securities issued and available for issuance under existing equity compensation plans is set forth under the caption the "Executive Compensation - Equity Compensation Plans," above.

REQUIRED VOTE

         Approval of the Stock Purchase Plan requires the affirmative vote of a majority of the shares of Common Stock present at the Meeting and entitled to vote on this proposal. If the Stock Purchase Plan is not approved by stockholders, the Stock Purchase Plan will not be implemented. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

                                   PROPOSAL 3

                     PROPOSAL TO PERMIT DIRECTORS TO ACCEPT
                      SHARES OF COMMON STOCK OF THE COMPANY
                        IN LIEU OF ANNUAL DIRECTORS' FEES

         Commencing with the organizational meeting of the Board of Directors immediately following the Meeting, in addition to fees for meetings attended, and stock options granted under the Company's 2003 Non-Employee Director Stock Option Plan (see "Executive Compensation - Remuneration of Directors"), non-employee directors will be entitled to receive a cash retainer (the "Annual Retainer") at the rate of $10,000 per annum ($25,000 in the case of the non-executive Chairman of the Board), payable quarterly. The Annual Retainer is in addition to fees payable for meetings attended of the Board and Committees on which such non-employee director serves. (See "Executive Compensation - Remuneration of Directors").

         To facilitate their share ownership, it is proposed that non-employee directors may, in lieu of receiving cash, elect, at or prior to the applicable annual meeting of stockholders, to receive $11,750 ($29,400 in the case of the non-executive Chairman of the Board) of the Company's Common Stock (valued at the fair market value of the Company's Common Stock on the date of the applicable annual meeting of stockholders of the Company, such fair market value to be determined in the same manner as determined under the Company's 2003 Non-Employee Director Stock Option Plan). The shares will be subject to forfeiture in the event the non-employee director resigns or is removed for cause before the next annual meeting of stockholders of the Company. Any shares received in lieu of any portion of the cash Annual Retainer will not count against the number of shares that are to be granted to a non-employee director under the 2003 Non-Employee Director Stock Option Plan.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of the federal income tax consequences under current law regarding the shares to be issued in lieu of the cash Annual Retainer. It does not purport to cover the state or local income or other tax consequences inherent in the ownership and disposition of the shares.

         A non-employee director receiving shares in lieu of a cash Annual Retainer will generally recognize ordinary income at the time such shares are no longer subject to a risk of forfeiture ("Vesting"), in an amount equal to the fair market value of the shares acquired on the date of Vesting. Alternatively, within 30 days after receiving shares in lieu of a cash Annual Retainer, a non-employee director may make an election under Section 83(b) of the Code (a "Section 83(b) Election") to include as ordinary income the fair market value of the shares acquired on the date of acquisition, and such non-employee director will not be required to include any amount in income on the date of Vesting. In either case, such non-employee director's basis in the shares will be the amount included as ordinary income for determining future gain or loss; and the Company generally will be entitled to a deduction for such amount at that time. If the non-employee director later sells the shares acquired, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held (after Vesting or after acquisition, as the case may be), equal to the difference between the amount realized on the sale and his or her basis in the shares.

         If a non-employee director subsequently forfeits shares in respect of which a Section 83(b) Election was made, the non-employee director will generally recognize a capital loss equal to the amount of ordinary income recognized by such non-employee director as a result of making the Section 83(b) Election.

         The Company will be entitled to a federal income tax deduction if, when and to the extent the non-employee director recognizes ordinary income.

EQUITY COMPENSATION PLANS

         Information with respect to securities issued and available for issuance under existing equity compensation plans is set forth under the caption "Equity Compensation Plans," above.

New Plan BENEFITS

         The ability of non-employee directors to receive shares of Common Stock of the Company in lieu of a Cash Retainer is new and is voluntary on the part of each non-employee director. Accordingly, future issuances of Common Stock under this arrangement and the number of shares that will be issued are not presently determinable. Had the Company's present non-employee directors been entitled to an Annual Retainer at the time of the organizational meeting of the Board of Directors held immediately following the Company's 2004 Annual Meeting of Stockholders, and had all non-employee directors elected to receive their entire Annual Retainer in shares of the Company's Common Stock, based on the closing price of the Company's Common Stock on that date, each non-employee director would have received 7,209 shares of the Company's Common Stock (or an aggregate of 50,463 shares).

         Information with respect to shares of Common Stock subject to options granted to non-employee directors during fiscal 2005 under the Company's 2003 Non-Employee Director Stock Option Plan is set forth under the caption "Approval of Amendments to 2003 Non-Employee Director Stock Option Plan - Plan Benefits," below.

REQUIRED VOTE

         Approval of the proposal to permit directors to accept shares of Common Stock of the Company in lieu of annual director fees requires the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Meeting and entitled to vote on this proposal. If this proposal is not approved by stockholders, non-employee directors will receive their Annual Retainer in cash and will not be afforded the right to receive shares of the Company's Common Stock in lieu thereof. The Board of Directors recommends that you vote FOR adoption of the Stock Purchase Plan.

                                   PROPOSAL 4

             APPROVAL OF AN AMENDMENT TO THE 1998 STOCK OPTION PLAN

         On October 14, 2005, the Board of Directors adopted, subject to stockholder approval at the Meeting, an amendment to the Company's 1998 Stock Option Plan to increase the number of shares available for issuance thereunder from 2,500,000 to 3,000,000. The 1998 Stock Option Plan is being referred to as the "1998 Plan". The Board of Directors considers the grant of options to be a useful means of both enabling the Company to provide long-term incentive to employees, directors and consultants and inducing optionees to remain with the Company, while tying the optionee's interests to the interests of stockholders through stock ownership and potential stock ownership. Options to purchase 13,500 shares of Common Stock granted under the 1998 Plan have been exercised to date and, as of October 15, 2005, options to purchase an aggregate of 2,003,950 shares of Common Stock are outstanding, leaving 482,550 shares available for the grant of future options.

         The following is a summary of the 1998 Plan.

         Shares Subject to the Option Plan and Eligibility. The 1998 Plan presently authorizes the grant of options to purchase a maximum of 2,500,000 shares of Common Stock. If the proposed amendment is approved, the number of shares that could be issued under the 1998 Plan would be increased 500,000 to 3,000,000. The number of shares subject to the 1998 Plan is subject to adjustment as discussed below under "Adjustment in Event of Capital Changes". Upon expiration, cancellation or termination of unexercised options, the shares of Common Stock subject to such options again become available for the grant of options under the 1998 Plan.

         Type of Options. Options granted under the 1998 Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees.

         Administration. The 1998 Plan must be administered by the Board of Directors or a committee of the Board consisting of not less than two members of the Board, each of whom is to be a "non-employee director," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is also expected that Committee members will be "non-employee directors," within the meaning of Section 162(m) of the Code. Those administering the 1998 Plan are referred to as the "Administrators." The 1998 Plan is presently administered by the Compensation Committee of the Company's Board of Directors, although, at times stock options under the 1998 Plan are granted by the full Board.

         Among other things, the Administrators are empowered to determine, within the express limits contained in the 1998 Plan, the employees, consultants and directors to be granted options, whether an option granted to an employee is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable, any terms and conditions relating to the exercisability of each option, whether to accelerate the date of exercise of any option or installment, the form of payment of the exercise price and, with the consent of the optionee, to cancel or modify an option. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the 1998 Plan, to construe each stock option contract between the Company and an optionee, and make all other determinations necessary or advisable for administering the 1998 Plan.

         Terms and Conditions of Options. Options granted under the 1998 Plan are subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option is determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company). The closing price of the Company's Common Stock on the Nasdaq SmallCap Market on October 14, 2005 was $1.90 per share.

         (b) Options may be granted for terms established by the Administrators; provided, however, that the term of an ISO may not exceed ten years (five years if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

         (c) The maximum number of shares of Common Stock for which options may be granted to an employee in any calendar year is 250,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

         (d) The exercise price of each option is payable in full upon exercise or, if the Administrators permit, in installments. Payment of the exercise price of an option may be made in cash, or, if the Administrators permit, in shares of the Company's Common Stock or any combination thereof.

         (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (f) Except as may otherwise be provided in the option contract related to the option, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason, other than death or disability, the option may be exercised, to the extent exercisable at the time of termination of such relationship, at any time within three months thereafter, but in no event after the expiration of the term of the option; provided, however, that if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. Except as may be provided in the option contract related to the option, an option is not affected by a change in the status of an optionee so long as the optionee continues to be an employee or director of, or a consultant to, the Company. Except as otherwise provided in the optionee's option contract, in the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship or within one year after termination of such relationship by reason of disability), the optionee's legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, at any time within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the optionee's option contract, an optionee whose relationship with the Company is terminated by reason of disability may exercise the option, to the extent exercisable at the effective date of such termination, at any time within one year thereafter, but not after the expiration of the term of the option.

         (g) The Company may withhold cash and/or, with the consent of the Administrators, shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant, exercise or vesting of an option or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

         Adjustment in Event of Capital Changes. Appropriate adjustments are to be made in the number and kind of shares available under the 1998 Plan, in the number and kind of shares subject to the 1998 Plan and each outstanding option and in the exercise prices of outstanding options, as well as the limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, stock split, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company or (b) a transaction (or series of related transactions) that is approved by a majority of the members of the Company's Board of Directors as elected by stockholders prior to the first of such transactions (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (i) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction ceases to represent at least 50% of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction or (ii) the registration of the Company's Common Stock under the Securities Exchange Act of 1934 is terminated, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

         Duration and Amendment of the 1998 Plan. No option may be granted under the 1998 Plan after October 7, 2008. The Board of Directors may at any time terminate or amend the 1998 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares for which options may be granted under the 1998 Plan or increase the maximum number of shares covered by options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options under the 1998 Plan or (c) make any change for which applicable law requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

         Federal Income Tax Treatment. The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares. In addition, the following discussion assumes that any NQSO granted under the 1998 Plan will not be subject to Section 409A(1) of the Code.

         An optionee does not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

         Upon the exercise of a NQSO, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, the optionee's basis in the shares is increased by that amount (over the amount paid for the shares) for determining future gain or loss and the Company generally is entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, the optionee recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held, equal to the difference between the amount realized on the sale and the optionee's basis in the shares.

         Upon the exercise of an ISO, the optionee does not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the optionee (the "Required Holding Period"), the optionee recognizes long-term capital gain or loss equal to the difference between the amount realized on the sale and the option exercise price for the shares, and the Company is not entitled to a tax deduction. However, if the optionee disposes of such shares within the Required Holding Period, all or a portion of any gain realized is treated as ordinary income and the Company generally is entitled to deduct the amount of ordinary income realized.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases an optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it may be carried forward.

OPTIONS GRANTED DURING LAST FISCAL YEAR TO EMPLOYEES AND CONSULTANTS

         The grant of options is within the discretion of the Administrators. Accordingly, the Company is unable to determine future options, if any, that may be granted under the 1998 Plan. Set forth under the caption "Executive Compensation - Option Grants in Last Fiscal Year," above, is information concerning options granted during the Company's fiscal year ended June 24, 2005 to the persons named in the Summary Compensation Table. The following table sets forth the number of shares underlying options that were granted under the 1998 Plan during the Company's fiscal year ended June 24, 2005 to (i) all current executive officers as a group and (ii) all other employees, including current officers who are not executive officers (no non-employee director was granted an option under the 1998 Plan in fiscal 2005):

                                                                NUMBER OF SHARES
                                                                UNDERLYING
CATEGORY OF OPTIONEE                                            OPTIONS GRANTED
--------------------                                            ---------------
Executive officers as a group (5 persons, including the
  persons named in the Summary Compensation Table)..........      210,000
Other employees as a group (20 persons).....................      227,500

         The exercise price of all options granted was at least 100% of the market value of the underlying shares on the date of grant. The foregoing table does not include any dollar value that may arise from a future increase in the market value of the Company's Common Stock.

EQUITY COMPENSATION PLANS

         Information with respect to securities issued and available for issuance under existing equity compensation plans is set forth under the caption the "Executive Compensation - Equity Compensation Plans" above.

REQUIRED VOTE

         Approval of the amendment to the 1998 Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Meeting and entitled to vote on this proposal. If the amendment to the 1998 Plan is not approved by stockholders, the 1998 Plan will continue in effect but will only permit the issuance of 2,500,000 shares of the Company's Common Stock thereunder. The Board of Directors recommends a vote FOR approval of Proposal 4.

                                   PROPOSAL 5

                          APPROVAL OF AMENDMENTS TO THE
                  2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         At the 2003 Annual Meeting of Stockholders, the Company's stockholders approved the Company's 2003 Non-Employee Director Stock Option Plan (the "2003 Plan") to replace a non-employee director stock option plan adopted in 1994 that was expiring as to future grants. The 2003 Plan provides that, at the time a person becomes an non-employee director, he or she is granted an option to purchase 24,000 shares of the Company's Common Stock under the 2003 Plan. In addition, the 2003 Plan currently provides that, immediately following each annual meeting of stockholders at which directors are elected, each non-employee director in office immediately following the conclusion of the meeting (whether or not elected at such meeting) is granted an option to purchase 5,000 shares of Common Stock, as well as 5,000 shares for each standing committee of the Board on which the non-employee director will be serving and 2,000 shares for each such committee that the non-employee director will be serving as Chairperson (an "Annual Option").

         On October 5, 2005, the Board of Directors adopted, subject to stockholder approval at the Meeting, amendments to the 2003 Plan to increase the Annual Grant to Non-Employee Directors at each annual organizational meeting of the Board following each annual meeting of stockholders for the election of directors, as follows:

         (a) to each non-employee director in office immediately following the conclusion of the annual meeting of stockholders (whether or not elected at such meeting) from 5,000 to 10,000 shares;

         (b) to each member of the Board's newly formed Executive Advisory Committee from 5,000 to 10,000 shares (members of each other standing committee will continue to receive options to purchase 5,000 shares); and

         (c) to each Chairperson of each standing committee from 2,000 to 10,000 shares (except that the number of shares subject to the option to be granted to the Chairperson of the Executive Advisory Committee will be 20,000 shares).

         At the time a person initially becomes a non-employee director, he or she will continue to be granted an option to purchase 24,000 shares of the Company's Common Stock in addition to the options he or she would be entitled to be granted as a committee member and chairperson.

         The amendments, if approved by stockholders, will become effective with respect to Annual Grants to be made beginning at the organizational meeting of the Board to take place immediately following the Meeting ("Annual Grants").

         The following is a summary of the 2003 Plan.

         Purpose of the 2003 Plan. The 2003 Plan is designed to provide an additional incentive for non-employee directors to continue to work for the best interests of the Company and to attract and retain the services of experienced and knowledgeable directors who are not employees of the Company.

         Number of Shares, Administration and Eligibility. The maximum number of shares of Common Stock as to which options may be granted under the 2003 Plan is 500,000, subject to adjustment as discussed below under "Adjustment in Event of Capital Changes". No options granted under the 2003 Plan have been exercised to date. As of October 15, 2005, options to purchase an aggregate of 106,000 shares of Common Stock are outstanding under the 2003 Plan, leaving 394,000 shares available for the grant of future options. See "Plan Benefits," below. Upon the expiration, cancellation or termination of unexercised options, the shares subject thereto again be available for grant under the 2003 Plan. The 2003 Plan is administered by the Board of Directors subject to the provisions of the 2003 Plan. Participation in the 2003 Plan is limited to non-employee directors.

         Exercise Price. The option exercise price for each share to be granted under the 2003 Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. Upon exercise of the option, the exercise price is to be paid in full in cash. The closing price of the Company's Common Stock on Nasdaq SmallCap Market on October 14, 2005 was $1.90 per share.

         Option Term. Each option has a term of ten years. Initial Options vest and become exercisable, on a cumulative basis, in twelve equal quarterly installments commencing one year following the date of grant. Annual Options vest and become exercisable in four equal quarterly installments commencing on the date of grant.

         In the event that an optionee ceases to serve on the Board of Directors for any reason (including as a result of not being re-elected to the Board, death or disability), options held by the optionee may be exercised, at any time within one year after cessation of service but in no event after the date on which the option would otherwise expire. However, if the Non-employee director's service on the Board is terminated for cause or if the non-employee director resigns without the consent of a majority of the remaining members of the Board, the non-employee director's options shall terminate immediately.

         Adjustment in Event of Capital Changes. In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, spin-off, split up, merger in which the Company is the surviving corporation, reorganization or the like, the number and kind of shares available for option under the 2003 Plan, the number and kind of shares to be granted initially and annually to non-employee directors, and the option price and number and kind of shares purchasable under outstanding options will be adjusted in a manner similar to the anti-dilution adjustments made under Company stock option plans for employees. See Proposal 3 above. In the event of the liquidation or dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or any other capital reorganization in which more than 50% of the Company's Common Stock is exchanged, outstanding options under the 2003 Plan shall terminate unless other provision is made therefor in the transaction (which provision shall be made in a manner similar to the provision made for options granted under the Company's employee stock option plans).

         Miscellaneous. An option may not be transferred by a non-employee director other than by will or by the laws of descent and distribution, and an option may be exercised during the optionee's lifetime only by the optionee. In addition, an option may not be exercised unless either (a) a registration statement under the Securities Act of 1933, as amended (the "Act"), is then effective and current with respect to the shares or (b) in the opinion of counsel to the Company, there is an exemption from registration under the Act for the issuance of such shares. As a further condition to exercise of an option, the Company may require that the shares underlying such option or the 2003 Plan be listed for trading on any securities market on which Common Stock is traded and have been appropriately registered or qualified under applicable state securities laws, and that any necessary or desirable governmental approval or consent has been obtained. The Company has filed a registration statement under the Act, which has become effective, covering the issuance of shares upon the exercise of options under the 2003 Plan.

         Duration and Amendment of the 2003 Plan. No options may be granted under the 2003 Plan after September 23, 2013. Options outstanding on that date, however, shall in all respects continue subject to the 2003 Plan. The Board may suspend or terminate the 2003 Plan at any time. Without the approval of stockholders, no alteration or amendment may be made to the 2003 Plan which would (1) change the class of eligible participants who may receive options, (2) increase the total number of shares available for the grant of options (except for anti-dilution adjustments), (3) decrease the exercise price at which options may be granted (except for anti-dilution adjustments) or (4) materially increase the benefits accruing to participants.

         Federal Income Tax Treatment. The following is a general summary of the Federal income tax consequences under the Internal Revenue Code of 1986, as amended, as currently in effect with respect to options under the 2003 Plan. It does not cover the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares. In addition, the following discussion assumes that any options granted under the 2003 Plan will not be subject to Section 409A(1) of the Code.

         The optionee will not recognize any income for federal income tax purposes, and the Company will not be entitled to any deduction, upon the grant of an option.

         Generally, an option holder recognizes ordinary taxable income at the time an option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company generally will be entitled to a compensation deduction for federal income tax purposes at the same time as, and in the same amount that, the option holder recognizes such income.

         When an optionee subsequently disposes of the shares of Common Stock received upon exercise of an option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period) in an amount equal to the difference between the sale price and the fair market value of the shares on the date of exercise of the option. The Company will not be entitled to any deduction upon any non-employee director's disposition of shares received upon exercise of an option.

EQUITY COMPENSATION PLANS

         Information with respect to securities issued and available for issuance under existing equity compensation plans is set forth under the caption the "Executive Compensation - Equity Compensation Plans," above.

PLAN BENEFITS

         The following table sets forth the number of shares underlying options that will be granted to non-employee directors under the 2003 Non-Employee Director Stock Option Plan at the organizational meeting of the Board of Directors immediately following the Meeting.

                                                           NUMBER OF SHARES
                                                           UNDERLYING
CATEGORY OF OPTIONEE                                       OPTIONS TO BE GRANTED
--------------------                                       ---------------------

Non-employee directors as a group (7 persons)........              106,000

         The exercise of all options to be granted under the 2003 Non-Employee Director Stock Option Plan is equal to 100% of the market value of the underlying shares on the date of grant. The foregoing table does not include any dollar value that may arise from a future increase in the market value of the Company's Common Stock.

REQUIRED VOTE

         Approval of the amendments to the 2003 Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Meeting and entitled to vote on this proposal. If its amendments to the 2003 Plan are not approved if stockholders, the 2003 Plan will continue in effect in accordance with its present terms. The Board of Directors unanimously recommends a vote FOR approval of Proposal 5.

                                   PROPOSAL 6

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The independent registered public accounting firm of KPMG LLP has been appointed by the Audit Committee of the Board of Directors to continue to serve as the Company's independent auditor for the fiscal year ending June 30, 2006, subject to ratification by the stockholders of the Company. KPMG LLP has served as the Company's independent public accountants since April 2002.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The following is a summary of the fees billed to the Company by KPMG for professional services rendered for the fiscal years ended June 24, 2005 and June 25, 2004:

         Fee Category               Fiscal 2005 Fees           Fiscal 2004 Fees
         ------------               ----------------           ----------------
         Audit Fees                        $186,000                   $177,000
         Audit-related fees                  12,000                      3,500
         Tax fees                            29,000                     35,000
                                         ----------                 ----------
         Total Fees                        $227,000                   $215,500
                                         ==========                 ==========

         Audit Fees. These fees were for services rendered for KPMG's audit of the Company's annual consolidated financial statements and review of the Company's interim consolidated financial statements included in quarterly reports, and services that are normally provided by KPMG in connection with regulatory filings or engagements.

         Audit-Related Fees. In fiscal 2005, these services were for proxy statement and Form S-8 registration statement reviews, and, in fiscal 2004, these services were for a response to comments from the Securities and Exchange Commission.

         Tax Fees. These fees were for services regarding the preparation of income tax returns and other tax compliance.

         In connection with the standards for independence of a company's independent registered public accounting firm promulgated by the SEC, the Audit Committee considered whether the services provided is compatible with maintaining the independence of KPMG.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         The Audit Committee's present policy is to pre-approve all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year for services set forth in an engagement letter approved by the Audit Committee or its Chairperson and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All of the services provided by KPMG during fiscal 2005 were pre-approved by the Committee or its Chairperson, in the latter of which cases, the Chairperson reported his decision to the full Audit Committee at its next scheduled meeting. The Company's independent registered public accounting firm and management are required to periodically report to the Audit Committee or its Chairperson regarding the extent of services provided by the Company's independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

EFFECT OF RATIFICATION

         The Board proposes that the stockholders ratify the Audit Committee's selection of KPMG as the independent registered public accounting firm of the Company for the year ending June 30, 2006. If the resolution selecting KPMG as the Company's independent registered public accounting firm is adopted by stockholders, the Audit Committee nevertheless retains the discretion to select different auditors should it then deem it in the Company's interests. Any such future selection need not be submitted to a vote of stockholders.

AVAILABILITY OF KPMG AT THE MEETING

         KPMG has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

REQUIRED VOTE

         The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on this proposal is required to ratify the selection of KPMG as the Company's independent registered public accounting firm. The Board of Directors unanimously recommends a vote FOR Proposal 6.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 2006 Annual Meeting of Stockholders must be received by June 27, 2006. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1385 Akron Street, Copiague, New York 11726. As to any proposal intended to be presented by a stockholder, without inclusion in the Board of Directors' proxy statement and form of proxy for the Company's 2006 Annual Meeting, the proxies named in the Board of Directors' form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 11, 2006. Any such notices should also be directed to the Secretary of the Company at the above address.

However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

ANNUAL REPORT ON FORM 10-K

         The 2005 Annual Report to Stockholders of the Company accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the year ended June 24, 2005, which has been filed with the Securities and Exchange Commission, is contained in the Company's 2005 Annual Report to Stockholders accompanying this Proxy Statement and is also available, without charge, to stockholders upon request. Requests for a copy of that report should be addressed to Ms. Virginia M. Hall, Vice President-Administration and Secretary, 1385 Akron Street, Copiague, New York 11726, telephone number (631) 789-5000.

SOLICITATION OF PROXIES

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers, directors and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview. The Company has retained W.F. Doring & Co., Inc., 866 Broadway, Bayonne, New Jersey 07002 to aid in the solicitation of Proxies. For its services, W.F. Doring & Co., Inc. will receive a fee of $2,500 plus reimbursement for certain out-of-pocket expenses.


                                         By Order of the Board of Directors,


                                                  Virginia M. Hall,
                                                  Secretary

October 24, 2005

                                                                      APPENDIX A

                         TII NETWORK TECHNOLOGIES, INC.

                        2005 EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the TII Network Technologies, Inc. 2005 Employee Stock Purchase Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to invest in the Company through purchases of Common Stock of the Company at a discount through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an employee stock purchase plan under Code Section 423. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that Code Section.

     2.   Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the common stock, $0.01 par value per share, of the Company.

          (d) "Company" shall mean TII Network Technologies, Inc., a Delaware corporation.

          (e) "Compensation" shall mean an Employee's base salary or regular pay, including commissions, from the Company or one or more Designated Subsidiaries, including such amounts as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Code Section 401(k), or (ii) to a plan qualified under Code Section 125. Compensation does not include overtime, bonuses, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, and contributions (other than contributions described above) made on the Employee's behalf by the Company or one or more Designated Subsidiaries under any employee benefit plan now or hereafter established.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Effective Date" shall mean the later of January 1, 2006 (subject to paragraph 4(d)) or the date that the Plan is approved by the Company's stockholders. However, should any Designated Subsidiary become a Participating Company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its Employees.

          (h) "Eligible Employee" shall mean an Employee who is employed by the Company or a Designated Subsidiary on a given Enrollment Date; provided that the following Employees shall not be eligible to participate in the Plan for any relevant Purchase Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; and
(iii) Employees with less than 90 days of continuous services to the Company or a Designated Subsidiary.

          (i) "Employee" shall mean any individual who provides services to the Company or a Designated Subsidiary for Compensation. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (j)  "Enrollment  Date"  shall  mean the  first  day of each  Purchase
Period.

          (k) "Exercise Date" shall mean the last day of each Purchase Period.

          (l) "Fair Market Value" shall mean, as of any date, the closing price of a share of Common Stock on the principal securities exchange or automated quotation system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the mean between the last reported bid and asked prices for that date or, if there are no bid and asked prices on that day, the closing price for the Common Stock on the next preceding day for which such closing price is quoted shall be the Fair Market Value.

          (m) "Participant" means an Eligible Employee of the Company or a Designated Subsidiary who has elected to participate in the Plan and who has not become an ineligible Employee or withdrawn from participation in the Plan pursuant to paragraph 5 of the Plan.

          (n) "Plan" shall mean this TII Network Technologies, Inc. 2005 Employee Stock Purchase Plan, as same may be amended, modified, supplemented or restated from time to time.

          (o) "Plan Administrator" shall mean either the Board or a committee of the Board designated by the Board as responsible for the administration of the Plan.

          (p) "Purchase Period" shall mean, subject to paragraph 4(d), a period of approximately six months, commencing on January 1 and July 1 of each year and terminating on the next following June 30 or December 31, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on the next June 30 or January 1, as the case may be.

          (q) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (r) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (s) "Subsidiary" shall mean a corporation (or limited liability company electing to be taxed as a corporation), domestic or foreign, whether or not same now exists or is hereafter organized or acquired by the Company or a Subsidiary, of which not less than 50% of the voting shares are held by the Company or a Subsidiary.

     3.   Eligibility.

          (a) Any Eligible Employee who is employed by the Company or a Designated Company on a given Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if, immediately after the grant, such Employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Code Section 424(d) and stock which such Employee may purchase under outstanding options granted by the Company.

     4.   Purchase Periods.

          (a) The Plan shall be implemented through consecutive Purchase Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased, or (ii) the Plan shall have been sooner terminated in accordance with paragraph 19 hereof.

          (b) A Participant shall be granted a separate purchase right for each Purchase Period in which he/she participates. The purchase right shall be granted on the first day of the Purchase Period and shall be automatically exercised on the last day of the Purchase Period.

          (c) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

          (d) The Board shall have the power to change the duration of Purchase Periods without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the Purchase Period to be changed.

     5.   Participation.

          (a) An Eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions from the Participant's Compensation on the form prescribed by the Company and by filing such agreement with the Company's Vice President-Administration at least ten
(10) business days prior to the Enrollment Date for the Purchase Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Board for all Eligible Employees with respect to a given Purchase Period.

          (b) Payroll deductions for a Participant shall commence with the first payroll date following the Enrollment Date and shall end on the last payroll date on or prior to the Exercise Date, unless sooner terminated by the Participant as provided in paragraph 10.

     6.   Payroll Deductions.

          (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made on each pay day during the Purchase Period in one percent (1%) increments but not greater than ten percent (10%) of the Compensation which he/she receives on each payday during the Purchase Period, subject to the limitations of paragraph 7.

          (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan. A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his/her payroll deductions (within the limitations set forth in subparagraph (a) above) during the Purchase Period by completing and filing with the Company a new subscription agreement authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period beginning ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant may increase the rate of his/her payroll deductions (within the limitations set forth in subparagraph (a) above) for a future Purchase Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten (10) business days (unless the Company elects to process a given change in participation more quickly) before the commencement of the upcoming Purchase Period. A Participant's subscription agreement shall remain in effect for successive Purchase Periods unless terminated as provided in paragraph 10. The Board shall be authorized to limit the number of participation rate changes during any Purchase Period.

          (d) Notwithstanding the foregoing, a Participant's payroll deductions may be decreased to zero percent (0%) during any Purchase Period to the extent necessary to comply with Code Section 423(b)(8) and clauses (ii) and (iii) of paragraph 7. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

     7. Grant of Option. On the first day of each Purchase Period, each Participant for that Purchase Period shall be granted an option to purchase on the Exercise Date a number of shares of Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such option shall be subject to the following limitations: (i) those set forth in paragraphs 12 and 21 hereof, (ii) the maximum number of shares of Common Stock an Eligible Employee shall be permitted to purchase in any Purchase Period shall be 2,500, and (iii) no Eligible Employee shall be granted an option to purchase Common Stock under the Plan (and all other employee stock purchase plans of the Company and its Subsidiaries) which permits his or her rights to accrue at a rate which exceeds

Ten Thousand Dollars ($10,000) of the Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, determined in accordance with Code
Section 423(b)(8) and the regulations thereunder. The limitations in clauses (i) and (ii) are subject to adjustment as provided in paragraph 18.

     8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in paragraph 10 below, his/her option for the purchase of shares will be exercised automatically on each Exercise Date and, subject to paragraph 7, up to the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased. Any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period if the Participant elects to participate in the next Purchase Period or if the Participant does not so elect, returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him/her.

     9. Delivery. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant. As promptly as practicable, after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his/her options.

     10.  Withdrawal, Termination of Employment.

          (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/her account and not yet used to exercise his/her option under the Plan at any time by giving written notice to the Company in the manner prescribed by the Company. All of the Participant's payroll deductions credited to his/her account will be paid to such Participant promptly after receipt of notice of withdrawal, such Participant's option for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement to the Company's Vice President-Administration at least ten (10) business days prior to the beginning of a Purchase Period.

          (b) Upon a Participant's ceasing to be an Eligible Employee for any reason, the payroll deductions credited to such Participant's account during the Purchase Period but not yet used to exercise his/her option under the Plan will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under paragraph 14, and such Participant's option will be automatically terminated.

     11. Interest. No interest shall accrue on the payroll deductions credited to a Participant's account in the Plan.

     12.  Stock.

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 200,000, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) A Participant will have no interest or voting right in shares covered by his/her option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan and such Participant becomes the record owner of such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase and such Participant becomes the record owner of such shares.

     13.  Administration.

          (a) The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Plan Administrator shall, to the fullest extent permitted by law, be final and binding under all parties. Members of the Board who are Eligible Employees are permitted to participate in the Plan except to the extent limited by paragraph 13(b) below.

          (b) Notwithstanding the provisions of paragraph 13(a) above, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3"), provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

          (c) All expenses in connection with the administration of the Plan shall be borne by the Company.

     14.  Designation of Beneficiary.

          (a) Each Participant may file a written designation of a beneficiary who is to receive shares or cash from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. The manner and form of such beneficiary designations shall be prescribed by the Plan Administrator.

          (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and cash to the executor or administrator of the estate of the Participant or, if no executor or administrator of the estate of the Participant exists

(to the knowledge of the Company), the shares and cash shall be delivered to the spouse of the Participant at the time of the Participant's death. If there is no spouse, the shares and cash may be delivered to one or more dependents of the Participant as determined by the Company.

     15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be null, void and without effect, except that the Company may not treat such act as an election to withdraw funds during a Purchase Period in accordance with paragraph 10.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual bookkeeping accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the number of shares purchased and the Purchase Prices thereof, and the remaining cash balance, if any.

     18. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Subject to any required action by the stockholders of the Company, the Reserves, the number of shares specified in clause (ii) of paragraph 7 and, if such capitalization change occurs after the grant of an option, but prior to the purchase of Common Stock under such option, the number of shares to be purchased pursuant to such option and the price per share of Common Stock covered by such option shall each be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number shares of Common Stock effected without receipt of consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of
consideration."   Such   adjustment   shall  be  made  by  the  Board  and  that
determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of a share of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) In the event of (i) the liquidation or dissolution of the Company or (ii) unless other provision is made therefor by the Board, a transaction (or series of related transactions) that is approved by a majority of the members of the Company's Board of Directors who were elected by stockholders prior to the first of such transactions (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (x) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction(s) cease to represent at least 50% of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s) or (y) the registration of the Common Stock under the Securities Exchange Act of 1934, as amended, is terminated, all outstanding options shall terminate upon the earliest of any such event and all payroll deductions credited to Participants' accounts but not yet used to exercise options under the Plan shall be returned to such Participants.

     19.  Amendment or Termination.

          (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that a Purchase Period may be terminated by the Board on or prior to any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofor granted if such amendment adversely affects the rights of any Participant. Without the approval of stockholders, no amendment may increase the Reserves without stockholder approval, other than an adjustment pursuant to paragraph 18. In addition, to the extent necessary to comply with Rule 16b-3 or Code Section 423 (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any Participant's rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to change the Purchase Period, limit the frequency and/or number of changes in the amounts withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator, determines, in its sole discretion, advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions upon Issuance of Shares.

          (a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated under each such law, the requirements of any stock exchange or automated quotation system upon which the shares may then be listed or quoted, and applicable income or employment tax laws.

          (b) The  Company  may,  but shall not be  obligated  to  register  the options or the shares subject to shares subject to any option under the Securities Act and to keep any registration statement effective or current. If the shares subject to an option are not subject to an effective and current registration statement, the Plan Administrator may require, in its sole discretion, as a condition to the receipt of an option or the exercise of any option that the Participant execute and deliver to the Company such representations and warranties, in form, substance and scope satisfactory to the Plan Administrator, as the Plan Administrator determines are necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Participant for the Participant 's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Participant will be made only pursuant to (i) a registration statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. If required and such representations, warranties or opinion are not obtained, the option may not be exercised and all payroll deductions credited to such Participant's accounts but not yet used to exercise options under the Plan shall be returned to such Participants.

          (c) In addition, no purchase rights may be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in paragraph 24.

     22. Term of Plan. The Plan was adopted by the Board of Director on October 14, 2005 and shall continue in effect until the close of business on October 13, 2015 unless sooner terminated under paragraph 19.

     23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, the Plan must be approved by the affirmative vote a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter at which a quorum representing a majority of the shares of the Company entitled to vote is, either in person or by proxy. If such stockholder approval is obtained by written consent, it must be obtained by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. However, approval at a meeting or by written consent shall be by a higher degree of stockholder approval shall be required if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a higher degree of stockholder approval is necessary to comply with all applicable laws or will adversely affect the qualification of the Plan under Code Section 423.

     25. Notice of Designation. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Purchase Period pursuant to this Plan if such disposition occurs within two (2) years from the Enrollment Date or within twelve (12) months from the Exercise Date on which such shares were purchased. Unless and until such participant disposes of any of such shares during such period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee). The Company may, at any time during such period, place and maintain a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

     26. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right to continued employment by the Company, and it shall not be deemed to interfere in any way the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

     27. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

PROXY                   TII NETWORK TECHNOLOGIES, INC.                     PROXY

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 1, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints, as proxies for the undersigned, TIMOTHY J. ROACH and VIRGINIA M. HALL, or either of them, with full power of substitution, to vote all shares of the Common Stock of TII Network Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, December 1, 2005, at 1:00 p.m., New York time, at the Danfords Inn, 25 East Broadway, Port Jefferson, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournments or postponements thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

         EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. A VOTE FOR EACH LISTED NOMINEE AND FOR PROPOSALS 2, 3, 4, 5 AND 6 IS RECOMMENDED BY THE BOARD OF DIRECTORS. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR AND FOR PROPOSALS 2, 3, 4, 5 and 6.

   Continued and to be signed on the reverse side if you elect to vote by mail


[LOGO] TII
NETWORK
TECHNOLOGIES

                                                                                000000 0000000000   0   0000
                                                                                000000000.000 ext.
                                                                                000000000.000 ext.
MR. A. SAMPLE                                                                   000000000.000 ext.
DESIGNATION (IF ANY)                                                            000000000.000 ext.
ADD 1                                                                           000000000.000 ext.
ADD 2                                                                           000000000.000 ext.
ADD 3                                                                           000000000.000 ext.
ADD 4                                                                           000000000.000 ext.
ADD 5

ADD 6                                                                           HOLDER ACCOUNT NUMBER

                                                                                C 1234567890J N T

                                                                      ----------------------------------------------------------
                                                                                               BARCODE

                                                                      ----------------------------------------------------------

                                                                      |_|  Mark this box with an 8 if you have made changes to
                                                                           your name or address details above.

--------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------------------------------------------------------
A    ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the listed nominees.

1.  Election of Directors                       For             Withhold
01- Mark T. Bradshaw                            |_|                |_|
02- James R. Grover,  Jr.                       |_|                |_|
03- Charles  H.  House                          |_|                |_|

B  PROPOSALS

The Board of Directors recommends a vote FOR the following proposals:

                                        For       Against     Abstain


2.  To adopt the 2005 Employee          |_|         |_|         |_|
    Stock Purchase Plan

3.  To Approve  the  ability  of        |_|         |_|         |_|
    non-employee  directors  to accept
    Common Stock in lieu of annual
    directors' fees

4.  To amend the 1998 Stock             |_|         |_|         |_|
    Option Plan

5.  To amend the 2003                   |_|         |_|         |_|
    Non-Employee Director Stock
    Option Plan

                                        For       Against     Abstain

6.  To ratify the selection of          |_|         |_|         |_|
    KPMG LLP as the Company's
    independent registered public
    accounting firm

C.  AUTHORIZED  SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.  NOTE:  Please sign your name(s) EXACTLY as you name(s) appear(s) on this proxy. All joint holders should sign. When signing
    as  attorney,  trustee,  executor,  administrator,   guardian  or  corporate
    officer, please provide your FULL title.

Signature 1 - Please keep signature             Signature 2 - Please keep signature
within the box                                  within the box                                Date (mm/dd/yyyy)
-------------------------------------------     ------------------------------------------    ---------- ---------- ------------
                                                                                              |_||_|  /  |_||_|  /  |_||_||_||_|
-------------------------------------------     ------------------------------------------    ---------- ---------- ------------